CREDIT FACILITY AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2017
Debt Disclosure [Abstract]
CREDIT FACILITY AND LONG-TERM DEBT
CREDIT FACILITY AND LONG-TERM DEBT
PBF Holding Revolving Loan
On August 15, 2014, PBF Holding amended and restated the terms of the Revolving Loan to, among other things, increase the commitments from $1,610,000 to $2,500,000, and extend the maturity to August 2019. In addition, the amended and restated agreement reduced the interest rate on advances and the commitment fee paid on the unused portion of the facility. The amended and restated agreement also increased the sublimit for letters of credit from $1,000,000 to $1,500,000 and reduced the combined LC Participation Fee and Fronting Fee paid on each issued and outstanding letter of credit. The LC Participation Fee ranges from 1.25% to 2.0% depending on the Company's senior secured debt rating and the Fronting Fee is equal to 0.25%.
An accordion feature allows for increases in the aggregate commitment of up to $2,750,000. In November and December 2015, PBF Holding increased the maximum availability under the Revolving Loan to $2,600,000 and $2,635,000, respectively. At the option of PBF Holding, advances under the Revolving Loan bear interest either at the Alternate Base Rate plus the Applicable Margin, or the Adjusted LIBOR Rate plus the Applicable Margin, all as defined in the agreement. The Applicable Margin ranges from 1.50% to 2.25% for Adjusted LIBOR Rate Loans and from 0.50% to 1.25% for Alternative Base Rate Loans, depending on the Company's senior secured debt rating. Interest is paid in arrears, either quarterly in the case of Alternate Base Rate Loans or at the maturity of each Adjusted LIBOR Rate Loan.
Advances under the Revolving Loan, plus all issued and outstanding letters of credit may not exceed the lesser of $2,635,000 or the Borrowing Base, as defined in the agreement. The Revolving Loan can be prepaid, without penalty, at any time.
The Revolving Loan contains customary covenants and restrictions on the activities of PBF Holding and its subsidiaries, including, but not limited to, limitations on the incurrence of additional indebtedness; liens, negative pledges, guarantees, investments, loans, asset sales, mergers, acquisitions and prepayment of other debt; distributions, dividends and the repurchase of capital stock; transactions with affiliates; the ability to change the nature of our business or our fiscal year; the ability to amend the terms of the Senior Secured Notes facility documents; and sale and leaseback transactions.
In addition, the Revolving Loan has a financial covenant which requires that if at any time Excess Availability, as defined in the agreement, is less than the greater of (i) 10% of the lesser of the then existing Borrowing Base and the then aggregate Revolving Commitments of the Lenders (the “Financial Covenant Testing Amount”), and (ii) $100,000 and until such time as Excess Availability is greater than the Financial Covenant Testing Amount and $100,000 for a period of 12 or more consecutive days, PBF Holding will not permit the Consolidated Fixed Charge Coverage Ratio, as defined in the agreement and determined as of the last day of the most recently completed quarter, to be less than 1.1 to 1.0.
PBF Holding's obligations under the Revolving Loan (a) are guaranteed by each of its domestic operating subsidiaries that are not Excluded Subsidiaries (as defined in the agreement) and (b) are secured by a lien on (x) PBF LLC’s equity interests in PBF Holding and (y) certain assets of PBF Holding and the subsidiary guarantors, including all deposit accounts (other than zero balance accounts, cash collateral accounts, trust accounts and/or payroll accounts, all of which are excluded from the collateral); all accounts receivable; all hydrocarbon inventory (other than the intermediate and finished products owned by J. Aron pursuant to the Inventory Intermediation Agreements) and to the extent evidencing, governing, securing or otherwise related to the foregoing, all general intangibles, chattel paper, instruments, documents, letter of credit rights and supporting obligations; and all products and proceeds of the foregoing.
The outstanding borrowings under the Revolving Loan as of December 31, 2016 was $350,000. There were no outstanding borrowings under the Revolving Loan as of December 31, 2015. Standby letters of credit were $411,997 and $351,511, as of December 31, 2016 and December 31, 2015, respectively.
PBF Rail Revolving Credit Facility
Effective March 25, 2014, PBF Rail Logistics Company LLC (“PBF Rail”), an indirect wholly-owned subsidiary of PBF Holding, entered into a $250,000 secured revolving credit agreement (the “Rail Facility”) with a consortium of banks, including Credit Agricole Corporate & Investment Bank as Administrative Agent. The primary purpose of the Rail Facility was to fund the acquisition by PBF Rail of coiled and insulated crude tank cars and non-coiled and non-insulated general purpose crude tank cars before December 2015. The Rail was amended on two occasions in 2015 and 2016. On December 22, 2016, the Rail Facility was repaid in full and terminated in connection with the issuance of the PBF Rail Term Loan (defined below).
There was no amount outstanding under the Rail Facility at December 31, 2016. There was $67,491 outstanding under the Rail Facility at December 31, 2015.
PBF Rail Term Loan
On December 22, 2016, PBF Rail entered into a $35,000 term loan (the “PBF Rail Term Loan”) with DVB Bank SE (“DVB”). The PBF Rail Term Loan amortizes monthly over its five year term and bears interest at the one month LIBOR plus 2.0%. As security for the PBF Rail Term Loan, PBF Rail pledged, among other things: (i) certain eligible railcars; (ii) the Debt Service Reserve Account; and (iii) PBF Holding's membership interest in PBF Rail. Additionally, the PBF Rail Term Loan contains customary terms, events of default and covenants for transactions of this nature. PBF Rail may at any time repay the PBF Rail Term Loan without penalty in the event that railcars collateralizing the loan are sold, scrapped or otherwise removed from the collateral pool.
As of December 31, 2016, there was $35,000 outstanding under the PBF Rail Term Loan.
Senior Secured Notes
On February 9, 2012, PBF Holding and PBF Holding's wholly-owned subsidiary, PBF Finance Corporation, completed the offering of $675,500 aggregate principal amount of 8.25% Senior Secured Notes due 2020 (the “2020 Senior Secured Notes”). The net proceeds, after deducting the original issue discount, the initial purchasers’ discounts and commissions, and the fees and expenses of the offering, were used to repay all of the outstanding indebtedness plus accrued interest owed under the Toledo Promissory Note, the Paulsboro Promissory Note, and the Term Loan, as well as to reduce the outstanding balance of the Revolving Loan.
On November 24, 2015, PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation completed an offering of $500,000 in aggregate principal amount of 7.00% Senior Secured Notes due 2023 (the “2023 Senior Secured Notes”, and together with the 2020 Senior Secured Notes, the “Senior Secured Notes”). The net proceeds from this offering were approximately $490,000 after deducting the initial purchasers’ discount and offering expenses. The Company used the proceeds for general corporate purposes, including to fund a portion of the purchase price for the acquisition of the Torrance refinery and related logistics assets.
The 2023 Senior Secured Notes included a registration payment arrangement whereby the Company agreed to use commercially reasonable efforts to consummate an offer to exchange the 2023 Senior Secured Notes for an issue of registered notes with terms substantially identical to the notes not later than 365 days after the date of the original issuance of the notes. This registration statement was declared effective on December 1, 2016 and the exchange was consummated on January 19, 2017. As the exchange offer was not consummated by November 24, 2016, additional interest was added at a rate of 0.25% per annum for the period from November 24, 2016 through the consummation of the exchange. As a result, the Company recognized approximately $127 of additional interest expense in 2016.
The Senior Secured Notes are secured on a first-priority basis by substantially all of the present and future assets of PBF Holding and its subsidiaries (other than assets securing the Revolving Loan). Payment of the Senior Secured Notes is jointly and severally guaranteed by substantially all of PBF Holding’s subsidiaries. PBF Holding has optional redemption rights to repurchase all or a portion of the Senior Secured Notes at varying prices no less than 100% of the principal amounts of the notes plus accrued and unpaid interest. The holders of the Senior Secured Notes have repurchase options exercisable only upon a change in control, certain asset sale transactions, or in event of a default as defined in the indenture agreement.
In addition, the Senior Secured Notes contain customary terms, events of default and covenants for an issuer of non-investment grade debt securities including limitations on PBF Holding's and its restricted subsidiaries’ ability to, among other things, incur additional indebtedness or issue certain preferred stock; make equity distributions, pay dividends on or repurchase capital stock or make other restricted payments; enter into transactions with affiliates; create liens; engage in mergers and consolidations or otherwise sell all or substantially all of our assets; designate subsidiaries as unrestricted subsidiaries; make certain investments; and limit the ability of restricted subsidiaries to make payments to PBF Holding.
At all times after (a) a covenant suspension event (which requires that the Senior Secured Notes have investment grade ratings from both Moody’s Investment Services, Inc. and Standard & Poor’s), or (b) a Collateral Fall-Away Event, as defined in the indenture, the Senior Secured Notes will become unsecured.
Catalyst Leases
Certain subsidiaries of the Company have entered into agreements whereby such subsidiary sold a portion of its precious metals catalyst to a major commercial bank and then leased the catalyst back. The volume of the precious metals catalyst and the lease rate are fixed over the term of each lease, which is generally three years. At the maturity of each lease, the Company must repurchase the precious metals catalyst in question at its then fair market value. The Company believes that there is a substantial market for precious metals catalyst leases and that it will be able to release such catalyst at maturity. The Company treated these transactions as financing arrangements, and the lease payments are recorded as interest expense over the agreements’ terms. The Company has elected the fair value option for accounting for its catalyst lease repurchase obligations as the Company’s liability is directly impacted by the change in value of the underlying catalyst. The fair value of these repurchase obligations as reflected in the fair value of long-term debt outstanding table below is measured using Level 2 inputs.
Details on the catalyst leases at each of the Company's refineries as of December 31, 2016 are included in the following table:

	Annual lease fee	Annual interest rate	Expiration date
Paulsboro catalyst lease	$140	2.20%	December 2019
Delaware City catalyst lease	$210	1.95%	October 2019
Delaware City catalyst lease - Palladium	$30	2.05%	October 2019
Toledo catalyst lease	$331	1.99%	June 2017*
Chalmette catalyst lease	$185	3.85%	November 2018
Chalmette catalyst lease	$171	2.20%	November 2019
Torrance catalyst lease	$143	1.78%	July 2019

* The Toledo catalyst lease is included in long-term debt as of December 31, 2016 as the Company has the ability and intent to finance this debt through availability under other credit facilities if the catalyst lease is not renewed at maturity.
Long-term debt outstanding consisted of the following:

	December 31, 2016	December 31, 2015
2020 Senior Secured Notes	$670,867	$669,644
2023 Senior Secured Notes	500,000	500,000
Revolving Loan	350,000	—
PBF Rail Term Loan	35,000	—
Rail Facility	—	67,491
Catalyst leases	45,969	31,802
Unamortized deferred financing costs	(25,277)	(32,217)
	1,576,559	1,236,720
Less—Current maturities	—	—
Long-term debt	$1,576,559	$1,236,720

Debt Maturities
Debt maturing in the next five years and thereafter is as follows:

Year Ending December 31,
2017	$9,798
2018	4,941
2019	381,230
2020	670,867
2021	35,000
Thereafter	500,000
$1,601,836

LONG-TERM DEBT
Senior Notes
On May 30, 2017, PBF Holding entered into an Indenture (the “Indenture”) among PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation (“PBF Finance” and, together with PBF Holding, the “Issuers”), the guarantors named therein (collectively the “Guarantors”) and Wilmington Trust, National Association, as Trustee, under which the Issuers issued $725,000 in aggregate principal amount of 7.25% senior notes due 2025 (the “2025 Senior Notes”). The Issuers received net proceeds of approximately $712,586 from the offering after deducting the initial purchasers’ discount and estimated offering expenses. The Company used the net proceeds to fund the cash tender offer (the “Tender Offer”) for any and all of its outstanding 8.25% senior secured notes due 2020 (the “2020 Senior Secured Notes”), to pay the related redemption price and accrued and unpaid interest for any 2020 Senior Secured Notes that remained outstanding after the completion of the Tender Offer, and for general corporate purposes. The difference between the carrying value of the 2020 Senior Secured Notes on the date they were reacquired and the amount for which they were reacquired has been classified as debt extinguishment costs in the condensed consolidated statement of operations.
The 2025 Senior Notes include a registration payment arrangement whereby the Company has agreed to file with the SEC and use reasonable efforts to cause to become effective within 365 days of the closing date, a registration statement relating to an offer to exchange the 2025 Senior Notes for an issue of registered notes with terms substantially identical to the notes. The Issuers will be obligated to pay additional interest if they fail to comply with their obligations to register the 2025 Senior Notes within the specified time period. The Company fully intends to file a registration statement for the exchange of the 2025 Senior Notes within the 365 day period following the closing of the 2025 Senior Notes. In addition, there are no restrictions or hindrances that the Company is aware of that would prohibit the Issuers from filing such registration statement and maintaining its effectiveness as stipulated in the registration rights agreement. As such, the Company asserts that it is not probable that it will have to transfer any consideration as a result of the registration rights agreement and thus no loss contingency was recorded.
The 2025 Senior Notes are guaranteed on a senior unsecured basis by substantially all of PBF Holding’s subsidiaries. The 2025 Senior Notes and guarantees are senior unsecured obligations and rank equal in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, including PBF Holding’s Revolving Loan and the Issuers’ 7.00% senior notes due 2023 (the “2023 Senior Notes”). The 2025 Senior Notes and the guarantees rank senior in right of payment to the Issuers’ and the Guarantors’ existing and future indebtedness that is expressly subordinated in right of payment thereto. The 2025 Senior Notes and the guarantees are effectively subordinated to any of the Issuers’ and the Guarantors’ existing or future secured indebtedness (including the Revolving Loan) to the extent of the value of the collateral securing such indebtedness. The 2025 Senior Notes and the guarantees are structurally subordinated to any existing or future indebtedness and other obligations of the Issuers’ non-guarantor subsidiaries.
PBF Holding has optional redemption rights to repurchase all or a portion of the 2025 Senior Notes at varying prices no less than 100% of the principal amounts of the notes plus accrued and unpaid interest. The holders of the 2025 Senior Notes have repurchase options exercisable only upon a change in control, certain asset sale transactions, or in event of a default as defined in the Indenture. In addition, the 2025 Senior Notes contain customary terms, events of default and covenants for an issuer of non-investment grade debt securities that limit certain types of additional debt, equity issuances, and payments. Many of these covenants will cease to apply or will be modified if the 2025 Senior Notes are rated investment grade.
Upon the satisfaction and discharge of the 2020 Senior Secured Notes in connection with the closing of the Tender Offer and the redemption described above, a Collateral Fall-Away Event under the indenture governing the 2023 Senior Notes occurred on May 30, 2017, and the 2023 Senior Notes became unsecured and certain covenants were modified, as provided for in the indenture governing the 2023 Senior Notes and related documents.